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                             FORM N-6, ITEM 26(n)(2)
                          CONSENT OF INDENDENT AUDITORS
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the use in this Registration Statement on Form N-6 for AUL American Individual Variable Life Unit Trust of our report dated April 24, 2007, relating to the financial statements and financial highlights of AUL American Individual Variable Life Unit Trust and our report dated March 15, 2007, relating to the consolidated financial statements of OneAmerica Financial Partners, Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Indianapolis, Indiana
May 1, 2007